EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 29, 2022. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and to the anticipated development properties. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the company’s expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the company’s control and could materially affect the company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the company's 2021 Annual Report on Form 10-K. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q1 2022 See the glossary for a description of the company's non-GAAP financial and operating metrics. Information About the Sale of the Data Center Properties Prior to the second quarter of 2021, the company operated through two reportable business segments— real estate investments in data centers and healthcare. During the three months ended June 30, 2021, the company's board of directors made a determination to sell the company's data center assets. On May 19, 2021, the company and certain of its wholly-owned subsidiaries entered into a purchase and sale agreement for the sale of up to 29 data center properties, which constituted the entirety of the company's data center segment. On July 22, 2021, the company completed the sale of its 29 data center properties. As of December 31, 2021, the company had no assets or liabilities held for sale related to the data center properties. Operations of the data center properties are classified as income from discontinued operations on the condensed consolidated statements of comprehensive income for the three months ended March 31, 2021.

Section Page Supplemental Information as of March 31, 2022 See the glossary for a description of the company's non-GAAP financial and operating metrics. Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare Alternative Investments P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare Alternative Investments 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com Q1 2022 Quarterly Financial Summary .................................................... 3 Financial Statistics and Ratios .................................................... 4 Condensed Consolidated Balance Sheets .................................. 5 Condensed Consolidated Statements of Comprehensive Income ....................................................................................... 6 FFO and AFFO ............................................................................. 7 EBITDA and EBITDAre ................................................................ 8 Net Operating Income (NOI) ...................................................... 9 Same Store NOI and Occupancy Trends .................................... 10 Debt ............................................................................................ 11 Acquisitions and Dispositions .................................................... 12 Property Map ............................................................................. 13 Diversification Statistics ............................................................. 14 Portfolio ..................................................................................... 16 Glossary ...................................................................................... 20

Sila realty trust

Q1 2022

Quarterly Financial Summary

(dollars in thousands, except share data and per share amounts)

The following tables summarize the company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Rental revenue	$ 44,282	$ 43,606	$ 43,063	$ 43,747	$ 42,422
Income (loss) from continuing operations	$ 1,371	$ 12,077	$ (5,546)	$ (249)	$ (5,066)
Income from discontinued operations	$ —	$ —	$ 377,191	$ 16,305	$ 7,948
Net income attributable to common stockholders	$ 1,371	$ 12,077	$ 371,645	$ 16,056	$ 2,882
Net income attributable to common stockholders per diluted share	$ 0.01	$ 0.05	$ 1.66	$ 0.07	$ 0.01
EBITDAre	$ 34,125	$ 33,632	$ 37,444	$ 59,841	$ 51,406
FFO attributable to common stockholders	$ 25,986	$ 29,144	$ 615	$ 46,909	$ 39,267
FFO attributable to common stockholders per diluted share	$ 0.12	$ 0.13	$ —	$ 0.21	$ 0.18
AFFO attributable to common stockholders	$ 28,880	$ 27,747	$ 27,708	$ 44,094	$ 36,143
AFFO attributable to common stockholders per diluted share	$ 0.13	$ 0.12	$ 0.12	$ 0.20	$ 0.16
Weighted average shares outstanding - diluted	225,865,366	225,031,906	223,661,774	223,082,912	222,481,179

Portfolio Metrics[3]

	As of				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Number of properties[1,2]	126	125	125	154	153
Rentable square feet (in thousands)	5,335	5,245	5,298	8,595	8,542
Weighted average rent escalation	2.2%	2.3%	2.3%	2.4%	2.4%
Weighted average occupancy	99.4%	99.5%	96.0%	93.3%	93.3%
Weighted average remaining lease term	9.5 years	9.5 years	9.8 years	9.3 years	9.4 years

(1) Includes one development property as of December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021.
(2) Excludes two undeveloped land parcels as of March 31, 2022. Excludes two undeveloped land parcels and one land parcel held for sale as of December 31, 2021.
(3) Data as of June 30, 2021 and March 31, 2021 includes data center properties that were sold on July 22, 2021.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

3 | Page

Sila realty trust

Q1 2022

Financial Statistics and Ratios[1]

(dollars in thousands, except per share amounts)

Adjusted Interest Coverage Ratio

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Interest expense, adjusted[6]	$ 8,188	$ 5,766	$ 37,386	$ 13,377	$ 13,208
EBITDA	27,474	33,718	425,761	50,574	40,979
Adjusted interest coverage ratio	3.4 x	5.8 x	11.4 x	3.8 x	3.1 x

Net Debt Ratios

	As of				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Principal debt outstanding	$ 485,000	$ 500,000	$ 520,000	$ 1,404,184	$ 1,390,298
Less: cash and cash equivalents	19,563	32,359	75,363	47,921	51,039
Net debt	465,437	467,641	444,637	1,356,263	1,339,259
EBITDAre annualized[2]	136,500	134,528	149,776	228,328	205,624
Net debt to EBITDAre ratio	3.4 x	3.5 x	3.0 x	5.9 x	6.5 x
Net debt	$ 465,437	$ 467,641	$ 444,637	$ 1,356,263	$ 1,339,259
Fair market value of real estate investments	2,301,068	2,316,342	2,282,706	3,550,273	3,259,303
Net debt leverage ratio	20.2 %	20.2 %	19.5 %	38.2 %	41.1 %

Financial Metrics

	March 31, 2022
Net debt leverage ratio	20.2 %
Net debt to EBITDAre ratio	3.4 x
Adjusted interest coverage ratio	3.4 x
Liquidity[3]	$ 334,563

Other Key Metrics

	March 31, 2022
Total real estate investment	$ 2,219,621
Net asset value per share[4,5]	$ 8.20
Class A annualized distribution per share	$ 0.40
Class I annualized distribution per share	$ 0.40
Class T annualized distribution per share	$ 0.40
Class T2 annualized distribution per share	$ 0.32

(1) Data for the three months ended September 30, 2021, June 30, 2021 and March 31, 2021 includes data center properties that were sold on July 22, 2021.
(2) EBITDAre is annualized based on actual quarter EBITDAre.
(3) Liquidity represents cash and cash equivalents of $19.6 million and borrowing base availability on the company's credit facility of $315.0 million as of March 31, 2022.
(4) The estimated net asset value per share was calculated as of May 31, 2021.
(5) On July 20, 2021, the company's board of directors approved an updated estimated net asset value per share, of $9.95 of the company's common stock as of May 31, 2021. The special cash distribution reduces the estimated net asset value per share by $1.75, resulting in a new estimated net asset value per share of $8.20, effective July 26, 2021.
(6) Interest expense, adjusted, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the pay-off of our prior credit facility and entering into a new credit facility. Interest expense, adjusted, for the three months ended September 30, 2021, includes one-time costs associated with the sale of the data center portfolio, inclusive of defeasance and other loan costs in the amount of $26.1 million.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

4 | Page

(Unaudited) March 31, 2022 December 31, 2021 ASSETS Real estate: Land $ 164,679 $ 163,992 Buildings and improvements, less accumulated depreciation of $173,407 and $165,784, respectively 1,663,679 1,648,685 Construction in progress — 14,628 Total real estate, net 1,828,358 1,827,305 Cash and cash equivalents 19,563 32,359 Acquired intangible assets, less accumulated amortization of $74,373 and $71,067, respectively 177,084 181,639 Goodwill 23,006 23,284 Right-of-use assets - operating leases 25,230 21,737 Right-of-use assets - finance lease 2,291 2,296 Other assets, net 77,599 66,365 Assets held for sale, net — 22,570 Total assets $ 2,153,131 $ 2,177,555 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $681 and $3,226, respectively 484,319 496,774 Accounts payable and other liabilities 28,967 39,597 Acquired intangible liabilities, less accumulated amortization of $4,808 and $4,444, respectively 12,598 12,962 Operating lease liabilities 27,436 23,758 Finance lease liabilities 2,637 2,636 Liabilities held for sale, net — 698 Total liabilities 555,957 576,425 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 239,006,914 and 238,226,119 shares issued, respectively; 224,616,042 and 224,179,939 shares outstanding, respectively 2,246 2,242 Additional paid-in capital 2,008,481 2,004,404 Accumulated distributions in excess of earnings (421,561) (400,669) Accumulated other comprehensive income (loss) 8,008 (4,847) Total stockholders’ equity 1,597,174 1,601,130 Total liabilities and stockholders’ equity $ 2,153,131 $ 2,177,555 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the company's non-GAAP financial and operating metrics. 5 Page Q1 2022

Three Months Ended March 31, 2022 2021 Revenue: Rental revenue $ 44,282 $ 42,422 Expenses: Rental expenses 3,025 3,214 General and administrative expenses 6,856 6,623 Depreciation and amortization 17,988 18,224 Impairment loss on real estate 7,109 10,423 Impairment loss on goodwill 278 240 Total expenses 35,256 38,724 Gain on real estate disposition 460 — Income from operations 9,486 3,698 Interest and other expense, net 8,115 8,764 Income (loss) from continuing operations 1,371 (5,066) Income from discontinued operations — 7,948 Net income attributable to common stockholders $ 1,371 $ 2,882 Other comprehensive income: Unrealized income on interest rate swaps, net $ 12,855 $ 5,792 Other comprehensive income 12,855 5,792 Comprehensive income attributable to common stockholders $ 14,226 $ 8,674 Weighted average number of common shares outstanding: Basic 224,499,307 222,481,179 Diluted 225,865,366 222,481,179 Net income (loss) per common share attributable to common stockholders: Basic: Continuing operations $ 0.01 $ (0.02) Discontinued operations — 0.03 Net income attributable to common stockholders $ 0.01 $ 0.01 Diluted: Continuing operations $ 0.01 $ (0.02) Discontinued operations — 0.03 Net income attributable to common stockholders $ 0.01 $ 0.01 Distributions declared per common share $ 0.10 $ 0.12 Condensed Consolidated Statements of Comprehensive Income (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 6 Page Q1 2022

Three Months Ended March 31, 2022 2021 Net income attributable to common stockholders $ 1,371 $ 2,882 Adjustments: Depreciation and amortization1 17,966 25,962 Gain on real estate disposition from continuing operations (460) — Impairment loss on real estate 7,109 10,423 FFO attributable to common stockholders $ 25,986 $ 39,267 Adjustments: Amortization of intangible assets and liabilities2 119 (613) Amortization of operating leases and finance lease 254 269 Straight-line rent adjustments3 (2,510) (4,626) Amortization of discount of deferred liability — 54 Impairment loss on goodwill4 278 240 Loss on debt extinguishment 3,367 — Amortization of deferred financing costs 490 996 Stock-based compensation 896 556 AFFO attributable to common stockholders $ 28,880 $ 36,143 Weighted average common shares outstanding - basic 224,499,307 222,481,179 Weighted average common shares outstanding - diluted 225,865,366 222,481,179 Weighted average common shares outstanding - diluted for FFO and AFFO 225,865,366 223,420,969 Net income per common share - basic $ 0.01 $ 0.01 Net income per common share - diluted $ 0.01 $ 0.01 FFO per common share - basic $ 0.12 $ 0.18 FFO per common share - diluted $ 0.12 $ 0.18 AFFO per common share - basic $ 0.13 $ 0.16 AFFO per common share - diluted $ 0.13 $ 0.16 (dollars in thousands, except share data and per share amounts) FFO and AFFO See the glossary for a description of the company's non-GAAP financial and operating metrics. 7 Page (1) During the three months ended March 31, 2022 and 2021, the company wrote off in-place lease intangible assets in the amounts of approximately $0.4 million and $1.1 million, respectively, by accelerating the amortization of the acquired intangible assets. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, AFFO provides useful supplemental information on the performance of the real estate. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended March 31, 2022 and 2021, the company wrote off approximately $0.0 million and $0.1 million, respectively, of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with the company's analysis of operating performance. (4) During the three months ended March 31, 2022, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.3 million and during the three months ended March 31, 2021, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.2 million. The reporting units were originally recognized as a part of the internalization transaction on September 30, 2020. The company believes that adjusting for such non-recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance. Q1 2022

Three Months Ended March 31, 2022 2021 Net income attributable to common stockholders $ 1,371 $ 2,882 Adjustments: Interest and other expense, net2 8,115 12,130 Depreciation and amortization 17,988 25,967 EBITDA $ 27,474 $ 40,979 Gain on real estate disposition from continuing operations (460) — Impairment loss on real estate 7,109 10,423 Cash deposits interest 2 4 EBITDAre $ 34,125 $ 51,406 EBITDA and EBITDAre1 (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 8 Page Q1 2022 (1) Data for the three months ended March 31, 2021 includes the 29 data center properties sold on July 22, 2021. (2) Includes debt extinguishment costs of $3.4 million for the three months ended March 31, 2022, in connection with the pay-off of our prior credit facility and entering into a new credit facility.

Cash Net Operating Income Three Months Ended March 31, 2022 2021 Rental revenue $ 44,282 $ 42,422 Rental expenses (3,025) (3,214) Net operating income 41,257 39,208 Adjustments: Straight-line rent adjustments (2,510) (3,409) Amortization of above- and below-market leases, net 119 124 Amortization of operating leases 125 176 Cash NOI $ 38,991 $ 36,099 Cash NOI margin 88.1% 85.1 % Cash NOI yield2 7.0% 6.6 % Net Operating Income (NOI)1 (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 9 Page (1) Attributable to continuing operations. (2) Calculated using annualized NOI for the three months ended March 31, 2022 and March 31, 2021, respectively, to weighted average total real estate investment since inception. Q1 2022

119 Properties1 Same Store NOI and Occupancy Trends See the glossary for a description of the company's non-GAAP financial and operating metrics. 10 Page (1) Each quarter's results are based on properties owned and operated as of January 1, 2021, and excludes the 29 data center properties that were sold on July 22, 2021. Q1 2022 N et O pe ra ti ng In co m e End of Period O ccupancy $39.1 $39.3 $39.3 $39.4 $39.3 99.6% 99.6% 99.6% 99.6% 99.6% 1Q21 2Q21 3Q21 4Q21 1Q22 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100%

Sila realty trust

Q1 2022

Debt

(dollars in millions)

Unsecured Credit Facility Key Covenants

	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	21.4 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	8.27x

The table above includes a summary of key financial covenants for the company's credit facility, as defined and calculated per the terms of the facility's credit agreements. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance.

Debt Summary

Fixed rate debt	Amount	Rate[1]	% of Total
Revolving line of credit, fixed through interest rate swaps	100.0	2.8 %	20.6 %
Credit facility term loans, fixed through interest rate swaps	300.0	2.8 %	61.9 %
Total fixed rate debt	400.0	2.8 %	82.5 %
Variable rate debt[2]			
Revolving line of credit	85.0	1.6 %	17.5 %
Total variable rate debt	85.0	1.6 %	17.5 %
Total principal debt	$ 485.0	2.6 %	100.0 %

Debt Maturities


$400M
$300M
$200M
$100M
$0M
$300M
$85M
$100M
2022
2023
2024
2025
2026
2027+
Credit Facility Term Loan - Fixed Through Swaps
Credit Facility Revolver - Fixed Through Swaps
Credit Facility Revolver - Variable

(1) Weighted average interest rate as of March 31, 2022.

(2) Term SOFR plus an applicable margin based on the company's credit agreements.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

11 | Page

Acquisitions and Dispositions See the glossary for a description of the company's non-GAAP financial and operating metrics. 12 Page Q1 2022 2022 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 03/10/2022 Yukon Healthcare Facility 45,624 Yukon OK $ 19,554 2022 Dispositions Date Disposed Property Rentable Square Feet1 Market State Sale Price (in thousands) Net Proceeds (in thousands) 02/10/2022 Houston Healthcare Facility II — Houston TX $ 24,000 $ 22,701 On May 12, 2022, the company purchased one healthcare property, or the Pleasant Hills Healthcare Facility, for an aggregate purchase price of approximately $14,041,000. The Pleasant Hills Healthcare Facility is in the Pittsburgh market of Pennsylvania and is composed of approximately 33,712 rentable square feet. (1) On August 30, 2021, the company entered into a purchase and sale agreement for the sale of the Houston Healthcare Facility II, which was vacant. The purchase and sale agreement required that the structures on the property be demolished prior to the sale. The structures on the property were demolished and the property consisted solely of land as of December 31, 2021.

Property Map (as of March 31, 2022) See the glossary for a description of the company's non-GAAP financial and operating metrics. 13 Page Q1 2022

Sila realty trust

Q1 2022

Real Estate Diversification[6]

Total Statistics

	As of March 31, 2022	As of March 31, 2021
Rentable square feet	5,335,484	5,244,077
Number of properties[1,2]	126	124
Weighted average annualized base rent per leased square foot	$30.07	$29.30
Weighted average remaining lease term	9.5 years	10.2 years
Weighted average occupancy	99.4 %	96.1 %

Top 10 Markets[3,4]


Houston 11.0%
Dallas 7.8%
Oklahoma City 7.3%
San Antonio 5.5%
Philadelphia 4.6%
Akron 4.1%
Des Moines 3.8%
Riverside 3.3%
Austin 2.7%
Tucson 2.5%

Top 10 Markets[3]

	As of March 31, 2022		As of March 31, 2021	
	Rentable Square Feet	% Leased[5]	Rentable Square Feet	% Leased[5]
Houston	490,742	100.0 %	593,111	84.1 %
Dallas	312,590	100.0 %	373,990	83.6 %
Oklahoma City	479,137	100.0 %	433,513	100.0 %
San Antonio	293,782	100.0 %	293,782	100.0 %
Philadelphia	122,356	100.0 %	122,356	100.0 %
Akron	191,269	100.0 %	191,269	100.0 %
Des Moines	244,548	100.0 %	111,931	100.0 %
Riverside	73,643	100.0 %	73,643	100.0 %
Austin	125,271	100.0 %	125,271	100.0 %
Tucson	159,614	96.1 %	114,922	100.0 %
Total	2,492,952	99.7 %	2,433,788	93.6 %

(1) Includes one development property as of March 31, 2021.
(2) Excludes two undeveloped land parcels as of March 31, 2022.
(3) Based on annualized March 2022 base rent.
(4) Represents each market's annualized March 2022 base rent as a percentage of total market annualized March 2022 base rent.
(5) Weighted average occupancy based on rentable square feet.
(6) Data as of March 31, 2021 excludes the 29 data center properties that were sold on July 22, 2021.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

14 | Page

Q1 2022

Real Estate Diversification

Lease Expirations


$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
Annualized Base Rent
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Thereafter
Annualized Base Rent (March 2022)
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC and affiliates 15.3%
Board of Regents of the Univ. of Texas System 8.2%
Baylor Scott and White Health 7.8%
Confidential Tenant #11 6.8%
Select Medical Holdings Corporation 6.4%
Confidential Tenant #10 5.8%
Genesis Care Pty Ltd 5.6%
Surgery Partners, Inc. 4.4%
Confidential Tenant #9 3.4%
Confidential Tenant #4 3.3%

Property Diversification[1]


Medical Office Building
Inpatient Rehabilitation Facility
Acute Care Hospital
Long-Term Acute Care Hospital
Other
37.1%
23.3%
26.6%
11.5%
1.5%

Tenant Credit Concentrations[3,4]


Investment Grade Rated Tenant/ Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
14.2%
6.1%
55.1%
24.6%

Single/Multi-Tenant Breakdown


Number of Properties[5]
89.7%
10.3%
Annualized Base Rent (March 2022)
90.6%
9.4%
Single Tenant
Multi-Tenant

(1) Based on annualized March 2022 base rent.
(2) Includes tenants under common control.
(3) Based on rental revenue for the three months ended March 31, 2022.
(4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(5) Excludes two undeveloped land parcels.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

15 | Page

Sila realty trust
Q1 2022

Portfolio

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Office Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Office Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Office Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,275	10/4/2019	100.0 %	Medical Office Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Office Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Office Building
Brownsville	Harlingen Healthcare Facility	TX	38,111	10/4/2019	100.0 %	Medical Office Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility II	OH	139,428	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Office Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Office Building
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Office Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Office Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Office Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Office Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Office Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Office Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

16 | Page

Sila realty trust
Q1 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Office Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Office Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Acute Care Hospital
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Office Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	107,781	12/7/2016	76.1 %	Medical Office Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Office Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Office Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Office Building
Green Bay	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Office Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Office Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Acute Care Hospital
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Office Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Office Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Other
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Houston	Webster Healthcare Facility II	TX	373,070	10/4/2019	100.0 %	Acute Care Hospital
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Office Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Acute Care Hospital
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Office Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Office Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Office Building
Lexington	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

17 | Page

Sila realty trust
Q1 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Office Building
Little Rock	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Office Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Office Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Acute Care Hospital
Martinsburg	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Office Building
New Orleans	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Office Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Office Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Other
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Office Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Philadelphia	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Acute Care Hospital
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Office Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Office Building
Providence	New Bedford Healthcare Facility	MA	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Office Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Office Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Office Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Office Building
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	100.0 %	Medical Office Building
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

18 | Page

Sila realty trust
Q1 2022

Portfolio (Continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Office Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Acute Care Hospital
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Office Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility IV[1]	AZ	44,692	12/22/2020	86.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Office Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Office Building
Yukon	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Office Building

(1) The company placed the Tucson Healthcare Facility IV into service on February 8, 2022. The property will be 89% leased after an additional lease commences in June 2022.

See the glossary for a description of the company's non-GAAP financial and operating metrics.
19 | Page

Sila realty trust

Q1 2022

Glossary

Annualized Base Rent

is the sum of each tenant's base rent in the last month of the period multiplied by twelve, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

are non-GAAP, supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of properties. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company's operating performance.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income attributable to common stockholders	$ 1,371	$ 12,077	$ 371,645	$ 16,056	$ 2,882
Adjustments:					
Interest and other expense, net[1]	8,115	4,480	36,822	12,922	12,130
Depreciation and amortization	17,988	17,161	17,294	21,596	25,967
EBITDA[2]	$ 27,474	$ 33,718	$ 425,761	$ 50,574	$ 40,979
Gain on real estate disposition from continuing operations	(460)	(89)	—	—	—
(Gain) loss on real estate dispositions from discontinued operations[3]	—	—	(398,560)	2,759	—
Impairment loss on real estate	7,109	—	10,241	6,502	10,423
Cash deposits interest	2	3	2	6	4
EBITDAre[2]	$ 34,125	$ 33,632	$ 37,444	$ 59,841	$ 51,406

(1) Interest and other expense, net, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the pay-off of our prior credit facility and entering into a new credit facility. Interest and other expense, net, for the three months ended September 30, 2021, includes one-time costs associated with the sale of the data center portfolio, inclusive of defeasance and other loan costs in the amount of $26.1 million.

(2) Data for the three months ended September 30, 2021, June 30, 2021 and March 31, 2021 includes the 29 data center properties sold on July 22, 2021.

(3) Represents gain on real estate dispositions related to the 29 data center properties sold on July 22, 2021. The company recognized a loss of $2.8 million in transaction costs during the three months ended June 30, 2021, resulting in the total gain being higher during the three months ended September 30, 2021.

Fair Market Value of Real Estate Investments

is determined as fair market value of real estate-related investments based on the NAV (as defined below) calculated as of May 31, 2021, plus total aggregate cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV.

20 | Page

Sila realty trust

Q1 2022

Glossary

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the company does, making comparisons less meaningful. In addition to FFO, the company uses AFFO as a supplemental financial performance measure because the company believes it provides to stakeholders a more complete understanding of the company's sustainable performance. AFFO is a metric used by management to evaluate the company's dividend policy. The company calculates AFFO, a non-GAAP measure, by further adjusting FFO for the following items included in the determination of GAAP net income: amortization of above- and below-market leases, along with amortization of operating leases and finance lease, resulting from above-and below-market leases, straight-line rent adjustments, discount amortization related to the deferred liability in connection with the internalization transaction, impairment loss on goodwill, (gain) loss on extinguishment of debt, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the company's AFFO may not be comparable to other REITs.

FFO and AFFO should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income attributable to common stockholders	$ 1,371	$ 12,077	$ 371,645	$ 16,056	$ 2,882
Adjustments:					
Depreciation and amortization[1]	17,966	17,156	17,289	21,592	25,962
(Gain) on real estate disposition from continuing operations	(460)	(89)	—	—	—
(Gain) loss on real estate dispositions from discontinued operations[2]	—	—	(398,560)	2,759	—
Impairment loss on real estate	7,109	—	10,241	6,502	10,423
FFO attributable to common stockholders	$ 25,986	$ 29,144	$ 615	$ 46,909	$ 39,267
Adjustments:					
Amortization of intangible assets and liabilities	119	141	13	(639)	(613)
Amortization of operating leases and finance lease	254	186	189	216	269
Straight-line rent adjustments[3]	(2,510)	(3,011)	(3,414)	(4,452)	(4,626)
Amortization of discount of deferred liability	—	—	163	55	54
Impairment loss on goodwill[4]	278	—	—	431	240
Loss on extinguishment of debt	3,367	—	28,751	—	—
Amortization of deferred financing costs	490	664	754	1,011	996
Stock-based compensation	896	623	637	563	556
AFFO attributable to common stockholders	$ 28,880	$ 27,747	$ 27,708	$ 44,094	$ 36,143

(1) During the three months ended March 31, 2022 and 2021, the company wrote off in-place lease intangible assets in the amount of approximately $0.4 million and $1.1 million, respectively, by accelerating the amortization of the acquired intangible assets.

(2) Represents gain on real estate dispositions related to the 29 data center properties sold on July 22, 2021. The company recognized a loss of $2.8 million in transaction costs during the three months ended June 30, 2021, resulting in the total gain being higher during the three months ended September 30, 2021.

(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended March 31, 2022 and 2021, the company wrote off approximately $0.0 million and $0.1 million, respectively, of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with the company's analysis of operating performance.

(4) During the three months ended March 31, 2022, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.3 million. During the three months ended September 30, 2021, the company wrote off goodwill related to two reporting units in the amount of approximately $0.4 million. During the three months ended March 31, 2021, the company wrote off goodwill related to one reporting unit in the amount of approximately $0.2 million. The goodwill was originally recognized as a part of the internalization transaction on September 30, 2020. The company believes that adjusting for such non-recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance.

21| Page

Sila realty trust

Q1 2022

Glossary

Interest Expense, Adjusted

is a non-GAAP measure that represents interest and other expense, net, adjusted for cash deposits interest, other income, notes receivable interest income and amortization of origination fee. This metric provides useful information to investors because it is used for the calculation of adjusted interest coverage ratio.

The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Interest and other expense, net[1]	$ 8,115	$ 4,480	$ 36,822	$ 12,922	$ 12,130
Cash deposits interest	2	3	2	6	4
Other income	71	1,233	731	—	652
Notes receivable interest income	—	50	87	519	490
Amortization of origination fee	—	—	(256)	(70)	(68)
Interest expense, adjusted[2]	$ 8,188	$ 5,766	$ 37,386	$ 13,377	$ 13,208

(1) Interest and other expense, net, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the pay-off of our prior credit facility and entering into a new credit facility. Interest and other expense, net, for the three months ended September 30, 2021, includes one-time costs associated with the sale of the data center portfolio, inclusive of defeasance and other loan costs in the amount of $26.1 million.

(2) Data for the three months ended September 30, 2021, June 30, 2021 and March 31, 2021 includes the 29 data center properties sold on July 22, 2021.

Liquidity

is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company's credit facility at the end of the period. This metric provides useful information to investors and management when examining the company's financing and investing decisions.

Net Asset Value (NAV)

is determined by the board of directors, at the recommendation of the company's audit committee, and based on the estimated value of the company's assets, less the estimated value of the company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC.

Net Debt

is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company's leverage ratio.

The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands):

	As of				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Notes payable, net	$ —	$ —	$ —	$ 449,780	$ 450,719
Credit facility, net	484,319	496,774	516,506	947,979	932,546
Total debt, net	484,319	496,774	516,506	1,397,759	1,383,265
Deferred financing costs, net	681	3,266	3,494	6,425	7,033
Principal debt outstanding	485,000	500,000	520,000	1,404,184	1,390,298
Less: cash and cash equivalents	19,563	32,359	75,363	47,921	51,039
Net debt[1]	$ 465,437	$ 467,641	$ 444,637	$ 1,356,263	$ 1,339,259

(1) Data for the three months ended June 30, 2021 and March 31, 2021 includes the 29 data center properties sold on July 22, 2021.

22 | Page

Three Months Ended March 31, 2022 2021 Rental revenue $ 44,282 $ 42,422 Rental expense (3,025) (3,214) Total NOI 41,257 39,208 Straight-line rent adjustments (2,510) (3,409) Amortization of above- and below-market leases, net 119 124 Amortization of operating leases 125 176 Cash NOI 38,991 36,099 General and administrative expenses (6,856) (6,623) Depreciation and amortization (17,988) (18,224) Impairment loss on real estate (7,109) (10,423) Impairment loss on goodwill (278) (240) Gain on real estate disposition from continuing operations 460 — Interest and other expense, net (8,115) (8,764) Straight-line rent adjustments 2,510 3,409 Amortization of above- and below-market leases, net (119) (124) Amortization of operating leases (125) (176) Income from discontinued operations — 7,948 Net income attributable to common stockholders $ 1,371 $ 2,882 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Total NOI and Cash NOI, for the following periods (amounts in thousands): Glossary 23 Page Q1 2022 Net Operating Income (NOI) and Cash NOI are non-GAAP financial measures. NOI is defined as rental revenue, less rental expenses on an accrual basis, excluding general and administrative expenses, depreciation and amortization, impairment loss on real estate, impairment loss on goodwill, gain on real estate dispositions from continuing operations, interest and other expense, net and income from discontinued operations. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments, amortization of above-market intangible lease assets and below-market lease intangible liabilities and the amortization of operating leases, and is used to evaluate the cash-based performance of the company’s real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company’s Annual Report on Form 10-K filed with the SEC on March 29, 2022.

Sila realty trust

Q1 2022

Glossary

Occupancy

is a weighted average calculation of the portfolio's occupancy based on rentable square feet.

Remaining Lease Term

is a weighted average calculation of the portfolio's remaining lease term based on leased square feet.

Rent Escalation

is a weighted average calculation of the portfolio's rent escalations based on leased square feet.

Same Store Properties

are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development and properties or land classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions and dispositions on net income.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to same store NOI for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Same store rental revenue	$ 41,906	$ 41,943	$ 41,923	$ 41,893	$ 41,729
Same store rental expense	(2,626)	(2,571)	(2,631)	(2,593)	(2,587)
Same store NOI	39,280	39,372	39,292	39,300	39,142
Non-same store rental revenue	2,376	1,663	1,140	1,854	693
Non-same store rental expense	(399)	(621)	(393)	(682)	(627)
General and administrative expenses	(6,856)	(6,785)	(6,348)	(6,639)	(6,623)
Depreciation and amortization	(17,988)	(17,161)	(17,259)	(17,615)	(18,224)
Impairment loss on real estate	(7,109)	—	(10,241)	(6,502)	(10,423)
Impairment loss on goodwill	(278)	—	—	(431)	(240)
Gain on real estate disposition	460	89	—	—	—
Interest and other expense, net	(8,115)	(4,480)	(11,737)	(9,534)	(8,764)
Income from discontinued operations	—	—	377,191	16,305	7,948
Net income attributable to common stockholders	$ 1,371	$ 12,077	$ 371,645	$ 16,056	$ 2,882

Total Real Estate Investment

is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for cost basis property dispositions over such period.

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